UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  August 19, 2005


                        ------------------------------


                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)


                        ------------------------------


        Maryland                    1-14045               36-4219376
     ----------------          -----------------       ------------------
     (State or Other           (Commission File        (IRS Employer
     Jurisdiction of                Number)            Identification No.)
     Incorporation)


                            3 Bethesda Metro Center
                                  Suite 1200
                           Bethesda, Maryland 20814
                   ----------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (301) 941-1500


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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


ITEM 7.01.  REGULATION FD DISCLOSURE

      On August 19, 2005, LaSalle Hotel Properties issued a press release announcing the public offering of $75.0 million 7.50% Series D Cumulative Redeemable Preferred Shares. A copy of such press release is furnished as
Exhibit 99.1 to this report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            Exhibit No.        Description
            -----------        -----------

               99.1 Press release, dated August 19, 2005, issued by LaSalle Hotel Properties, announcing the public offering of $75.0 million 7.5%
                               Series D Cumulative Redeemable Preferred
                               Shares.

      The information contained in the press release attached as
Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.










































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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LASALLE HOTEL PROPERTIES



Dated:  August 22, 2005              BY:   /s/ HANS S. WEGER
                                           ------------------------------
                                           Hans S. Weger
                                           Executive Vice President,
                                           Treasurer and
                                           Chief Financial Officer





















































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


                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number      Description
-------     -----------

  99.1 Press release, dated August 19, 2005, issued by LaSalle Hotel Properties, announcing the public offering of $75.0 million 7.50% Series D Cumulative Redeemable Preferred Shares.



























































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